TURNER FUNDS                                          PROSPECTUS
                                                      JANUARY 31, 2004
                                                      AS AMENDED AND
                                                      SUPPLEMENTED MAY 10, 2004


GROWTH FUNDS
------------
Turner Disciplined Large Cap
    Growth Fund
Turner Large Cap Growth Opportunities Fund
Turner Midcap Growth Fund
Turner Small Cap Growth Fund
Turner Micro Cap Growth Fund

CORE FUNDS
----------
Turner Small Cap Equity Fund

SECTOR/SPECIALTY FUNDS
----------------------
Turner Technology Fund
Turner Concentrated Growth Fund
Turner New Enterprise Fund


                              INVESTMENT ADVISERS:
                        Turner Investment Partners, Inc.

                        Turner Investment Management, LLC
                          (Small Cap Equity Fund only)

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the
                         contrary is a criminal offense.

PROSPECTUS

           ABOUT THIS
           PROSPECTUS

Turner Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:



2 Turner Disciplined Large Cap Growth Fund

4  Turner Large Cap Growth Opportunities Fund

6 Turner Midcap Growth Fund

8  Turner Small Cap Growth Fund

10 Turner Micro Cap Growth Fund

12 Turner Small Cap Equity Fund

14 Turner Technology Fund

16 Turner Concentrated Growth Fund

18 Turner New Enterprise Fund

20 Investments and Portfolio Management

23 Purchasing, Selling and Exchanging Turner Funds

29 Dividends, Distributions and Taxes

31 Financial Highlights


      To obtain more information about Turner Funds, please refer to the back cover of the Prospectus.

                                                                    PROSPECTUS 1



                                                                    INTRODUCTION



RISK/RETURN INFORMATION COMMON
TO THE FUNDS

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Turner Investment Management, LLC ("TIM"), serves as the investment adviser for the Small Cap Equity Fund, and Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each other Fund. Each of TIM and Turner (an "adviser") invests Fund assets in a way that it believes will help the Funds achieve their objective. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. An adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an adviser does, you could lose money on your investment in the Funds. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.




INITIAL PUBLIC OFFERINGS
Certain of the Funds have participated in the past and expect to participate in the future in initial public offerings ("IPOs"). Some successful IPOs have had a significant impact on the Funds' performance, especially on those Funds that have lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

 2  PROSPECTUS



 TURNER DISCIPLINED LARGE CAP GROWTH FUND



FUND SUMMARY

TICKER SYMBOL -- TSGEX
--------------------------------------------------------------------------------
CUSIP -- 87252R839
--------------------------------------------------------------------------------
FUND NUMBER -- 1245
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------


[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Disciplined Large Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the "Growth Index"), the Fund's current benchmark. The Fund may also purchase securities of smaller companies that offer growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.



[GRAPHIC ART OMITTED] PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, because it focuses only on U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.



[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

                                                                    PROSPECTUS 3



                                        TURNER DISCIPLINED LARGE CAP GROWTH FUND



This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 2001    -23.49%

 2002    -31.61%

 2003     35.34%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 14, 2000.

         BEST QUARTER            WORST QUARTER
            16.80%                  -22.64%
          (06/30/03)              (03/31/01)


This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell Top 200 Growth Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.



--------------------------------------------------------------------------------
                                                             SINCE INCEPTION
                                                    1 YEAR      (6/14/00)
--------------------------------------------------------------------------------
Turner Disciplined Large Cap Growth Fund - Class I Shares
  Before taxes on distributions                      35.34%      -17.60%
  After taxes on distributions                       35.32%      -17.60%
  After taxes on distributions and sale of shares    23.00%      -14.33%
--------------------------------------------------------------------------------
Russell Top 200 Growth Index1                        26.63%      -16.43%3
--------------------------------------------------------------------------------
Russell 1000 Growth Index2                           29.75%      -15.52%3
--------------------------------------------------------------------------------

1 THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

3  THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 2000.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                               CLASS I SHARES

Investment Advisory Fees                           0.60%
Distribution (12b-1) Fees                           None
Total Other Expenses                               0.37%
                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES               0.97%1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I SHARES FROM EXCEEDING 0.75%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                             1 YEAR              3 YEARS            5 YEARS          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
Turner Disciplined Large Cap Growth Fund - Class I Shares     $99                 $309               $536              $1,190
-----------------------------------------------------------------------------------------------------------------------------

4  PROSPECTUS



 TURNER LARGE CAP GROWTH OPPORTUNITIES FUND



FUND SUMMARY

TICKER SYMBOL -- TLCGX
--------------------------------------------------------------------------------
CUSIP -- 900297870
--------------------------------------------------------------------------------
FUND NUMBER -- 1314
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Large Cap Growth Opportunities Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the "Growth Index"). The Fund may also purchase securities of other mid- to large-capitalization companies that Turner believes offer growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It also will not invest more than 25% in any one industry or group of industries. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. In addition, Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Because the Fund focuses only on U.S. growth companies, it may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. The amount of exposure that the Fund has to this specific segment may have a large impact on its performance. By investing in different industry sectors, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector is out of favor, the other sectors will offer a counterbalancing influence.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to the risk that a single adverse economic or regulatory occurrence affecting one or more of these issuers would affect the Fund's performance. The Fund may, therefore, experience increased volatility.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 1998      45.22%

 1999      55.71%

 2000     -24.12%

 2001     -27.49%

 2002     -32.55%

 2003      48.27%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. FROM ITS INCEPTION ON JANUARY 31, 1997 UNTIL JUNE 8, 2000, THE FUND OPERATED AS THE TURNER LARGE CAP GROWTH EQUITY FUND, A PORTFOLIO OF THE TIP FUNDS (NOW, THE "TURNER FUNDS") AND ADVISED BY TURNER. ON JUNE 9, 2000, THE TURNER LARGE CAP GROWTH EQUITY FUND BECAME THE MERCURY SELECT GROWTH FUND, WHICH WAS ADVISED BY FUND ASSET MANAGEMENT, L.P., AN AFFILIATE OF MERRILL LYNCH & CO., INC., WHILE TURNER CONTINUED TO PROVIDE DAY-TO-DAY INVESTMENT MANAGEMENT SERVICES TO THE FUND. ON AUGUST 19, 2002, THE MERCURY SELECT GROWTH FUND CONVERTED OVER TO THE TURNER LARGE CAP GROWTH OPPORTUNITIES FUND.

         BEST QUARTER            WORST QUARTER
            41.30%                  -27.31%
          (12/31/99)              (12/31/00)

                                                                    PROSPECTUS 5



                                      TURNER LARGE CAP GROWTH OPPORTUNITIES FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell Top 200 Growth Index and the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                       SINCE INCEPTION
                                     1 YEAR   5 YEARS    (01/31/97)
--------------------------------------------------------------------------------
Turner Large Cap Growth
  Opportunities Fund- Class I Shares
  Before taxes on distributions       48.27%   -3.05%        7.04%
  After taxes on distributions        48.27%   -5.52%        4.55%
  After taxes on distributions
    and sale of shares                31.37%   -3.70%        4.82%
--------------------------------------------------------------------------------
Russell Top 200 Growth Index1         26.63%   -6.63%        3.57%3
--------------------------------------------------------------------------------

S&P 500 Index2                        28.69%   -0.57%        6.72%3
--------------------------------------------------------------------------------

1 THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2 THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF OVER 500 U.S. COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION.

3 THE CALCULATION DATE FOR THE INDICES IS JANUARY 31, 1997.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                               CLASS I SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                           None
Total Other Expenses                               0.78%
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES               1.53%
Fee Waivers and Expense Reimbursements            (0.28)%
                                                  ------
NET TOTAL OPERATING EXPENSES                       1.25%1

1 TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2005. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2005.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                1 YEAR          3 YEARS         5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Opportunities Fund - Class I Shares      $127            $456            $808          $1,800
---------------------------------------------------------------------------------------------------------------------------

 6  PROSPECTUS



 TURNER MIDCAP GROWTH FUND



FUND SUMMARY

TICKER SYMBOL -- TMGFX - Class I
--------------------------------------------------------------------------------
TICKER SYMBOL -- TMIIX - Class II
--------------------------------------------------------------------------------
CUSIP -- 900297409 - Class I / 900297706 - Class II
--------------------------------------------------------------------------------
FUND NUMBER -- 899 - Class I / 1253 - Class II
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. midcap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.



[GRAPHIC ART OMITTED] PRINCIPAL RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.



[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 1997      40.56%

 1998      26.52%

 1999     125.45%

 2000      -8.00%

 2001     -28.38%

 2002     -32.86%

 2003      49.56%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS I SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1996.


         BEST QUARTER            WORST QUARTER
            54.63%                  -32.32%
          (12/31/99)              (09/30/01)

                                                                    PROSPECTUS 7



                                                       TURNER MIDCAP GROWTH FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                   1 YEAR   5 YEARS  SINCE INCEPTION
--------------------------------------------------------------------------------
Turner Midcap Growth
  Fund - Class I Shares
  Before taxes on distributions    49.56%    8.33%     14.93%1
  After taxes on distributions     49.56%    6.92%     13.60%1
  After taxes on distributions
   and sale of shares              32.21%    6.47%     12.53%1
--------------------------------------------------------------------------------
Turner Midcap Growth Fund
  - Class II Shares                48.80%    8.35%     14.77%2
--------------------------------------------------------------------------------
Russell Midcap Growth Index3       42.71%    2.01%      7.34%4
--------------------------------------------------------------------------------

1 THE INCEPTION DATE FOR CLASS I SHARES IS OCTOBER 1, 1996.

2 THE INCEPTION DATE FOR CLASS II SHARES IS SEPTEMBER 24, 2001. PERIODS PRIOR TO SEPTEMBER 24, 2001 REPRESENT THE PERFORMANCE OF CLASS I SHARES, ADJUSTED FOR THE DIFFERENCES IN FEES BETWEEN THE CLASSES (SEE "[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES").

3 THE RUSSELL MIDCAP GROWTH INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1,000 LARGEST COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

4 THE CALCULATION DATE FOR THE INDEX  IS OCTOBER 31, 1996.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                           CLASS I SHARES      CLASS II SHARES

Investment Advisory Fees                       0.75%                0.75%
Distribution (12b-1) Fees                       None                0.25%
Total Other Expenses                           0.43%                0.68%
                                               ------               ------
   Shareholder Servicing Fee               None                0.25%1
TOTAL ANNUAL FUND OPERATING EXPENSES           1.18%2               1.68%2

1 THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 1.25% AND 1.75%, RESPECTIVELY. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Class I Shares             $120                $375               $649             $1,432
---------------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Class II Shares            $171                $530               $913             $1,987
---------------------------------------------------------------------------------------------------------------------------

 8  PROSPECTUS



 TURNER SMALL CAP GROWTH FUND



FUND SUMMARY

TICKER SYMBOL -- TSCEX
--------------------------------------------------------------------------------
CUSIP -- 900297300
--------------------------------------------------------------------------------
FUND NUMBER -- 897
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. small cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small capitalization companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on small capitalization companies
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Small Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index ("2000 Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization growth stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 1995           68.16%

 1996           28.85%

 1997           14.75%

 1998            8.53%

 1999           85.04%

 2000          -14.38%

 2001          -18.84%

 2002          -33.03%

 2003           59.38%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 7, 1994.

         BEST QUARTER            WORST QUARTER
            44.57%                  -28.67%
          (12/31/99)              (09/30/01)

                                                                    PROSPECTUS 9



                                                    TURNER SMALL CAP GROWTH FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.
--------------------------------------------------------------------------------
                                                     SINCE INCEPTION
                                   1 YEAR    5 YEARS    (2/7/94)
--------------------------------------------------------------------------------
Turner Small Cap Growth
  Fund - Class I Shares
  Before taxes on distributions    59.38%    6.53%       15.23%
  After taxes on distributions     59.38%    3.05%       12.91%
  After taxes on distributions
   and sale of shares              38.59%    3.86%       12.46%
--------------------------------------------------------------------------------
Russell 2000 Growth Index1         48.54%    0.86%        5.29%2
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2 THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1994.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                              1.00%
Distribution (12b-1) Fees                             None
Total Other Expenses                                  0.41%
                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.41%1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund - Class I Shares          $144                $446               $771             $1,691
---------------------------------------------------------------------------------------------------------------------------

 10  PROSPECTUS



 TURNER MICRO CAP GROWTH FUND (CLOSED TO NEW INVESTORS)



FUND SUMMARY

TICKER SYMBOL -- TMCGX
--------------------------------------------------------------------------------
CUSIP -- 872524301
--------------------------------------------------------------------------------
FUND NUMBER -- 1310
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. micro cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify micro capitalization companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on micro capitalization companies
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Micro Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the lower end of the Russell 2000 Growth Index (the "2000 Growth Index"), particularly those under $500 million. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The Fund is subject to the risk that micro capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 1999    144.39%

 2000    19.35%

 2001    18.60%

 2002    -20.04%

 2003    49.26%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 27, 1998.

         BEST QUARTER            WORST QUARTER
            60.84%                  -20.26%
          (12/31/99)              (09/30/02)

                                                                   PROSPECTUS 11



                                                    TURNER MICRO CAP GROWTH FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                     SINCE INCEPTION
                                   1 YEAR   5 YEARS    (2/27/98)
--------------------------------------------------------------------------------
Turner Micro Cap Growth
  Fund - Class I Shares
  Before taxes on distributions    49.26%   32.79%      34.87%
  After taxes on distributions     48.78%   30.91%      33.24%
  After taxes on distributions
   and sale of shares              32.64%   28.26%      30.65%
--------------------------------------------------------------------------------
Russell 2000 Growth Index1         48.54%    0.86%      -0.28%2
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2 THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1998.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS I SHARES

Investment Advisory Fees                              1.00%
Distribution (12b-1) Fees                             None
Total Other Expenses                                  0.44%
                                                      ------
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.44%1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FROM EXCEEDING 1.40%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Micro Cap Growth Fund - Class I Shares          $147                $456               $787             $1,724
---------------------------------------------------------------------------------------------------------------------------

 12  PROSPECTUS



 TURNER SMALL CAP EQUITY FUND


FUND SUMMARY

TICKER SYMBOL -- TSEIX
--------------------------------------------------------------------------------
CUSIP -- 87252R714
--------------------------------------------------------------------------------
FUND NUMBER -- 1312
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- Common stocks of small capitalization companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium/High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small companies that have the potential for long-term growth
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Small Cap Equity Fund invests primarily (at least 80% of its net assets) in equity securities of small capitalization companies that the adviser, TIM, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax consequences.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINT FOLLOWS]



 2003        49.47%



1 THE ABOVE INFORMATION IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON MARCH 4, 2002.

         BEST QUARTER            WORST QUARTER
            18.81%                  -5.03%
          (06/30/03)              (03/31/03)

                                                                   PROSPECTUS 13

                                                    TURNER SMALL CAP EQUITY FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                             SINCE INCEPTION
                                     1 YEAR    (03/04/02)
--------------------------------------------------------------------------------
Turner Small Cap Equity
  Fund -  Class II Shares
  Before taxes on distributions        49.47%      22.94%
  After taxes on distributions         45.45%      21.09%
  After taxes on distributions
  and sale of shares                   32.78%      18.75%
--------------------------------------------------------------------------------
Russell 2000 Index1                    47.25%       7.02%2
--------------------------------------------------------------------------------

1 THE RUSSELL 2000 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 2000 STOCKS THAT REFLECTS THE PERFORMANCE OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS DESIGNED TO DEPICT THE OVERALL EQUITY MARKET'S PERFORMANCE.

2 THE CALCULATION DATE FOR THE INDEX IS MARCH 31, 2002.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Redemption Fee (as a percentage of amount redeemed,          CLASS II SHARES
if applicable)                                                   2.00%1

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              CLASS II SHARES
Investment Advisory Fees                                              0.95%
Distribution (12b-1) Fees                                             0.25%
Total Other Expenses                                                  0.85%
                                                                     ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.05%

Advisory Fee Waiver                                                  (0.10)%2
Other Fee Waivers and Expense Reimbursements                         (0.60)%
                                                                     ------
NET TOTAL OPERATING EXPENSES                                          1.35%3

1 APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS II SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

2 TIM HAS CONTRACTUALLY AGREED TO REDUCE ITS ADVISORY FEE 0.10% FROM 0.95% TO 0.85% THROUGH JANUARY 31, 2005.

3 TIM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2005.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Small Cap Equity Fund - Class II Shares         $137                $575              $1,039            $2,323
---------------------------------------------------------------------------------------------------------------------------

 14  PROSPECTUS



 TURNER TECHNOLOGY FUND



FUND SUMMARY

TICKER SYMBOL -- TTECX
--------------------------------------------------------------------------------
CUSIP -- 87252R870
--------------------------------------------------------------------------------
FUND NUMBER -- 1236
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- Common stocks of technology companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated technology-focused equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Technology Fund invests primarily (at least 80% of its net assets) in common stocks of companies that have developed or are developing new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These securities may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.



[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may invest in smaller capitalization companies that may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

Because the Fund's investments are concentrated in issuers doing business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified. In addition, the Fund is subject to the risk that technology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 2000      -32.92%

 2001      -46.12%

 2002      -51.31%

 2003       82.39%



1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

         BEST QUARTER            WORST QUARTER
            40.98%                  -50.59%
          (12/31/01)              (12/31/00)

                                                                   PROSPECTUS 15



                                                          TURNER TECHNOLOGY FUND



This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Pacific Stock Exchange Technology 100 Index and the Goldman Sachs Technology Composite Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                            SINCE INCEPTION
                                     1 YEAR     (6/30/99)
--------------------------------------------------------------------------------
Turner Technology Fund - Class I Shares
  Before taxes on distributions        82.39%      -4.09%
  After taxes on distributions         82.39%      -6.48%
  After taxes on distributions and
   sale of shares                      53.55%      -3.98%
--------------------------------------------------------------------------------
Pacific Stock Exchange
  Technology 100 Index1                52.62%       3.63%3
--------------------------------------------------------------------------------
Goldman Sachs Technology
  Composite Index2                     54.18%     -10.37%3
--------------------------------------------------------------------------------

1 THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX IS A WIDELY-RECOGNIZED, PRICE WEIGHTED INDEX OF THE TOP 100 U.S. TECHNOLOGY-ORIENTED COMPANIES.

2 THE FUND USES THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX FOR COMPARISON PURPOSES ONLY. THE GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF 190 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF COMPANIES IN THE TECHNOLOGY SECTOR.

3 THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                         CLASS I SHARES
Investment Advisory Fees                                       0.96%1
Distribution (12b-1) Fees                                      None
Total Other Expenses                                           0.53%
                                                               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.49%2

1 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PSE TECHNOLOGY 100 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.50%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Technology Fund - Class I Shares                $152                $471               $813             $1,779
---------------------------------------------------------------------------------------------------------------------------

 16  PROSPECTUS



 TURNER CONCENTRATED GROWTH FUND



FUND SUMMARY

TICKER SYMBOL -- TTOPX
--------------------------------------------------------------------------------
CUSIP -- 87252R862
--------------------------------------------------------------------------------
FUND NUMBER -- 1237
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner Concentrated Growth Fund invests substantially all (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

The Fund's portfolio generally will contain 15-30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. In addition, Turner may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]





 2000       -20.42%

 2001       -38.94%

 2002       -45.72%

 2003        60.19%



1 THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

         BEST QUARTER            WORST QUARTER
            31.77%                  -39.66%
          (12/31/01)               (3/31/01)

                                                                   PROSPECTUS 17

                                                 TURNER CONCENTRATED GROWTH FUND



The following table compares the Fund's Class I Shares' average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index and the Nasdaq 100 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown.

The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                   SINCE INCEPTION
                                          1 YEAR       (6/30/99)
--------------------------------------------------------------------------------
Turner Concentrated Growth Fund - Class I Shares
  Before taxes on distributions            60.19%        -1.31%
  After taxes on distributions             60.19%        -4.18%
  After taxes on distributions
   and sale of shares                      39.13%        -2.08%
--------------------------------------------------------------------------------
S&P 500 Index1                             28.69%        -3.18%3
--------------------------------------------------------------------------------
Nasdaq 100 Index2                          49.48%        -9.38%3
--------------------------------------------------------------------------------

1 THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

2 THE NASDAQ 100 INDEX TRACKS NASDAQ'S LARGEST COMPANIES ACROSS MAJOR INDUSTRY GROUPS, INCLUDING COMPUTER HARDWARE AND SOFTWARE, TELECOMMUNICATIONS, RETAIL/WHOLESALE AND BIOTECHNOLOGY.

3 THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                          CLASS I SHARES
Investment Advisory Fees                                       1.10%1
Distribution (12b-1) Fees                                      None
Total Other Expenses                                           0.50%
                                                               ------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.60%2

1 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund - Class I Shares       $163                $505               $871             $1,900
---------------------------------------------------------------------------------------------------------------------------

 18  PROSPECTUS



 TURNER NEW ENTERPRISE FUND



FUND SUMMARY

TICKER SYMBOL -- TBTBX
--------------------------------------------------------------------------------
CUSIP -- 87252R797
--------------------------------------------------------------------------------
FUND NUMBER -- 1240
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- Companies that have potential for earnings growth
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify companies with strong earnings growth potential across a variety of industries and sectors where new products and services are being developed and marketed
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------



[GRAPHIC ART OMITTED] PRINCIPAL STRATEGY
The Turner New Enterprise Fund invests primarily (at least 80% of its net assets) in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Turner strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Although it may invest in companies of any size, the Fund generally invests in stocks of medium to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The Fund will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial), and will not invest more than 25% in any one industry or group of industries. The Fund may invest up to 25% of its assets in cash or cash equivalent securities when it believes that appropriate buying opportunities are not available.

In selecting securities for the Fund, Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.




[GRAPHIC ART OMITTED] PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.




[GRAPHIC ART OMITTED] PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception.1



 [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



 2001     -38.42%

 2002     -47.15%

 2003      92.69%




1 THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 2000.

         BEST QUARTER            WORST QUARTER
            49.54%                  -47.02%
          (12/31/01)              (09/30/01)

                                                                   PROSPECTUS 19



                                                      TURNER NEW ENTERPRISE FUND



This table compares the Fund's Class I Shares' average annual total returns for the periods ended December 31, 2003 to those of the Nasdaq Composite Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

--------------------------------------------------------------------------------
                                                  SINCE INCEPTION
                                          1 YEAR      (6/30/00)
--------------------------------------------------------------------------------
Turner New Enterprise Fund - Class I Shares
  Before taxes on distributions           92.69%       -17.92%
  After taxes on distributions            92.69%       -17.92%
  After taxes on distributions and
   sale of shares                         60.25%       -14.59%
--------------------------------------------------------------------------------
Nasdaq Composite Index1                   50.71%       -17.42%2
--------------------------------------------------------------------------------

1 THE NASDAQ COMPOSITE INDEX INCLUDES THE MORE THAN 5,000 DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET-VALUE WEIGHTED. THIS MEANS THAT EACH COMPANY'S SECURITY AFFECTS THE INDEX IN PROPORTION TO ITS MARKET VALUE. THE MARKET VALUE, THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING, IS CALCULATED THROUGHOUT THE TRADING DAY, AND IS RELATED TO THE TOTAL VALUE OF THE INDEX. BECAUSE IT IS SO BROAD-BASED, THE INDEX IS ONE OF THE MOST WIDELY FOLLOWED AND QUOTED MAJOR MARKET INDICES.

2 THE CALCULATION DATE FOR THE INDEX IS JUNE 30, 2000.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.






[GRAPHIC ART OMITTED] FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                  CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)     2.00%1

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                             CLASS I SHARES
Investment Advisory Fees                                          0.86%2
Distribution (12b-1) Fees                                         None
Total Other Expenses                                              1.13%
                                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.99%3

1 APPLIES TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

2 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE NASDAQ COMPOSITE INDEX, AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

3 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                      1 YEAR              3 YEARS            5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------------------------
Turner New Enterprise Fund - Class I Shares            $202                $624              $1,073            $2,317
---------------------------------------------------------------------------------------------------------------------------

 20  PROSPECTUS



 INVESTMENTS AND PORTFOLIO MANAGEMENT




MORE INFORMATION ABOUT FUND INVESTMENTS
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information ("SAI").

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if Turner believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.


INVESTMENT ADVISERS
Turner, an SEC-registered adviser, serves as the Adviser to all Funds except the Small Cap Equity Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Turner also ensures compliance with the Funds' investment policies and guidelines.

Turner also serves as Administrator to all Funds, for which it receives an annual administration fee of 0.15% of the Funds' aggregate average daily net assets up to $2 billion and 0.125% of such assets in excess of $2 billion.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and Turner, that permits Turner to use a "manager of managers" approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to managing the Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Funds' sub-advisers reaches "capacity" on assets managed within a Fund, Turner may select another sub-adviser if the Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, not all of the Funds will rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Fund.

As investment adviser to the Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of its Funds.

As of December 31, 2003, Turner had $12 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) at an annualized rate for the fiscal year ended September 30, 2003, based on the average daily net assets of each Fund, of:

   TURNER DISCIPLINED LARGE CAP GROWTH FUND        0.38%
   TURNER LARGE CAP GROWTH OPPORTUNITIES FUND      0.65%
   TURNER MIDCAP GROWTH FUND                       0.75%
   TURNER SMALL CAP GROWTH FUND                    0.91%
   TURNER MICRO CAP GROWTH FUND                    0.99%
   TURNER TECHNOLOGY FUND                          0.49%
   TURNER CONCENTRATED GROWTH FUND                 0.84%
   TURNER NEW ENTERPRISE FUND                      0.26%

Fees for the Technology, Concentrated Growth and New Enterprise Funds may be higher or lower, however, depending on a Fund's performance relative to its benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. Advisory fees for the Technology, Concentrated Growth and New Enterprise Funds may range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. The Funds' SAI contains additional information about possible performance-based adjustments to Turner's fees.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term



PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 21



                                                            PORTFOLIO MANAGEMENT



capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) Turner has represented to the Board that if it decides to discontinue this arrangement, Turner will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

TIM, an SEC-registered adviser, serves as the Adviser to the Small Cap Equity Fund. TIM has its offices in Hartford, CT and is an affiliate of Turner.

TIM makes investment decisions for its Fund and continuously reviews, supervises and administers their investment programs. TIM also ensures compliance with its Fund investment policies and guidelines.

For its services, TIM received investment advisory fees at an annualized rate for the fiscal year ended September 30, 2003, based on the average daily net assets of each Fund, as follows:

   TURNER SMALL CAP EQUITY FUND                   0.26%*

*EFFECTIVE MAY 1, 2002, TIM CONTRACTUALLY AGREED TO REDUCE ITS ADVISORY FEE FOR THE SMALL CAP EQUITY FUND TO 0.85% THROUGH JANUARY 31, 2005.


PRIOR PERFORMANCE INFORMATION FOR SIMILAR SMALL CAP EQUITY ACCOUNTS MANAGED BY MESSRS. DIBELLA AND GAINEY.

Although the Small Cap Equity Fund has no prior performance history, the two principal employees of TIM, Thomas DiBella and Kenneth Gainey, have substantial experience in managing investment companies that focus on small cap issuers. While they were employed by Aeltus Investment Management, Messrs. DiBella and Gainey were solely responsible for managing mutual funds with a small cap orientation having investment objectives, policies and strategies that are substantially similar to these two Funds.

The table below shows the returns for the two mutual funds previously managed by Messrs. DiBella and Gainey compared with the Russell 2000 Index for the periods ending December 31, 2001. The combined performance history, taken from publicly-available sources, is derived from a simple averaging of the annual returns reported by the funds managed by Messrs. DiBella and Gainey for the period shown. This performance history is net of all fees charged to investors in the funds. The returns of the Russell 2000 Index assume all dividends and distributions have been reinvested.




--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
                             SIMILAR FUNDS
                              MANAGED BY       RUSSELL 2000
                        DIBELLA AND GAINEY (%)   INDEX (%)
1 Year Annual Return             3.11%           2.49%
3 Year Average Annual Return    12.36%           6.42%
5 Year Average Annual Return    13.62%           7.52%
Since Inception                 15.78%*          9.79%**

 *January 4, 1994 to December 31, 2001
**January 1, 1994 to December 31, 2001


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS - 1994 TO 2001
(AS OF 12/31)
                             SIMILAR FUNDS
                              MANAGED BY       RUSSELL 2000
                        DIBELLA AND GAINEY (%)   INDEX (%)
2001                             3.11%           2.49%
2000                             6.10%          -3.03%
1999                            29.65%          21.26%
1998                             0.28%          -2.54%
1997                            33.15%          22.36%
1996                            13.63%          16.49%
1995                            48.21%          28.44%
1994                             1.30%*          1.82%**

 *January 4, 1994 to December 31, 2001
**January 1, 1994 to December 31, 2001

This information is designed to demonstrate the historical track record of Messrs. DiBella and Gainey. It does not indicate how any Turner Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The composite above consists of mutual funds managed by Messrs. DiBella and Gainey that did not pay the same expenses that any Fund pays. Returns could have been lower if the composite had been subject to these expenses. The aggregate returns of the mutual funds in the composite may not reflect the returns of any particular mutual fund managed by Messrs. DiBella and Gainey.



                                                                  1-800-224-6312

22  PROSPECTUS



 INVESTMENTS AND PORTFOLIO MANAGEMENT




PORTFOLIO MANAGERS
The Disciplined Large Cap Growth Fund is managed by a committee led by Robert Turner with co-managers Mark Turner, Chris Perry, and Robb Parlanti. The Large Cap Growth Opportunities Fund is managed by a team led by Robert Turner, with co-managers Mark Turner, Robb Parlanti, and Chris Perry. The Midcap Growth Fund is managed by a committee led by Chris McHugh with co-managers Bill McVail and Robert Turner. The Concentrated Growth Fund is managed by a committee led by Robert Turner, with co-managers Chris McHugh and Bill McVail. The Small Cap Growth Fund is managed by a committee led by Bill McVail, with co-managers Chris McHugh, Frank Sustersic and Jason Schrotberger. The Micro Cap Growth Fund is managed by a committee led by Frank Sustersic, with co-managers Bill McVail and Heather McMeekin. The Small Cap Equity Fund is managed by Thomas DiBella and Kenneth Gainey. The Technology Fund is managed by a committee led by Chris McHugh, with co-managers Robert Turner and Tara Hedlund. The New Enterprise Fund is managed by a committee led by Chris McHugh, with co-managers Jason Schrotberger and Tara Hedlund.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead manager of the Disciplined Large Cap Growth, Large Cap Growth Opportunities and Concentrated Growth, and co-manager of the Midcap Growth and Technology Funds. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 21 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. Turner is co-manager of the Disciplined Large Cap Growth and Large Cap Growth Opportunities Funds. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 20 years of investment experience.

Thomas DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIM in March 2002 as one of its founding members. Mr. DiBella is co-manager of the Small Cap Equity Fund. Prior to 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Hehas 20 years of investment experience.

Kenneth Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIM in March, 2002 as one of its founding members. Mr. Gainey is co-manager of the Small Cap Equity Fund. Prior to 2002, Mr. Gainey held various financial and portfolio management decisions with AeltusInvestment Management and Aetna International, Inc./Aetna Financial Services. He has 12 years of investment experience.

Tara R. Hedlund, CPA, Security Analyst, joined Turner in April 2000. Ms. Hedlund is co-manager of the Technology and New Enterprise Funds. Previously, she was an Audit Engagement Senior with Arthur Andersen LLP from 1997 to 2000.

David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 12 years of investment experience.

Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. McHugh is lead manager of the Midcap Growth, Technology and New Enterprise Funds and is co-manager of the Small Cap Growth Fund. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 17 years of investment experience.

Heather F. McMeekin, Security Analyst - Healthcare Sector, joined Turner in March 2001. Ms. McMeekin is co-manager of the Micro Cap Growth Fund. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Lufkin & Jenrette from 1995 to 1998.

Bill McVail, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. McVail is lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 16 years of investment experience.

Halie O'Shea, Portfolio Manager/Security Analyst, joined Turner in 2003. From 2001 until 2003 she was an Equity Research Associate with Janney Montgomery Scott.

Robb J. Parlanti, CFA, Senior Portfolio Manager/Security Analyst, joined
Turner in 1993. Mr. Parlanti is a co-manager of the Disciplined Large Cap Growth Fund and Large Cap Growth Opportunities Fund. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 16 years of investment experience.

Chris Perry, CFA, Senior Portfolio Manager/Security Analyst, joined
Turner in 1998. Mr. Perry is co-manager the Disciplined Large Cap Growth Fund and Large Cap Growth Opportunities Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 12 years of investment experience.

Damian A. Petrone, Quantitative Analyst, joined Turner in 2002. Mr.Petrone received his B.S. in Computer Science from Princeton University.

Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst - Consumer Sector, joined Turner in February 2001. Mr. Schrotberger is co-manager of the Small Cap Growth Fund and New Enterprise Fund. From 1998 to 2001 he was an Investment Analyst with Black Rock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998.

Donald Smith, Portfolio Manager/Security Analyst, joined Turner in 2003. From 1999 until 2003 he was an equity analyst with Delaware Investment Advisers.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1994. Mr. Sustersic is lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 14 years of investment experience.

Rick Wetmore, Portfolio Manager/Security Analyst - Financial Services, joined Turner in 2001. Mr. Wetmore received his B.S. in Economics from the University of Pennsylvania - Wharton School.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 23



                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS



[] NO SALES CHARGES
   o There are no sales charges when you purchase either Class I Shares or Class II Shares of the Turner Funds.

[] HOW TO BUY SHARES (See chart on page 52 for details)
   o By phone, mail, wire or online at www.turnerinvestments.com; o Through the Systematic Investment Plan; and

   o  Through exchanges from another Turner Fund.

[] MINIMUM INITIAL INVESTMENTS

   o  In general, each Fund's minimum initial is $2,500;

   o The minimum initial investment for the Systematic Investment Plan is $100; and

   o The minimum initial investment for Individual Retirement Accounts is $2,000.

We reserve the right to waive the minimum initial investment requirement.

[]  MINIMUM SUBSEQUENT INVESTMENTS

   o  $50 by phone, mail, wire or online; and

   o  $25 through the Systematic Investment Plan.

   We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Funds through a "wrap" or managed account program, or through an employer-sponsored retirement plan.

[] SYSTEMATIC INVESTING

   o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

   o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

   o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

[] SYSTEMATIC WITHDRAWAL PLAN

   If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

[] MINIMUM ACCOUNT SIZE

   o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

   o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

[] CHOOSING CLASS I OR CLASS II SHARES

   o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

   o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

   o Class II Shares are for investments made through financial institutions or intermediaries.

   o The following Fund currently offer Class II Shares: Turner Midcap Growth Fund, Turner Small Cap Equity Fund.

[] WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

   o You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."

   o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.

   o In order to receive the current Business Day's net asset value (NAV) all trades must be received by the Funds' Transfer Agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

[] HOW FUND PRICES ARE CALCULATED

   o The price per share (also referred to as the offering price) will be the NAV determined after the Funds receive your purchase order.

   o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

   o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


                                                                  1-800-224-6312

24  PROSPECTUS



 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS



[] EXCHANGING SHARES

   o Class I Shares of a Fund may be exchanged for Class I Shares of another Fund, and Class II Shares of a Fund may be exchanged for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

   o When you exchange shares, you are selling your shares and buying other Fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

   o Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of a Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

   o We may change or cancel our exchange policy at any time upon 60 days' notice.

[] PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

   You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

   Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

[] LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

   o The Funds will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, Turner reserves the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.

   o The Funds will normally send your sale proceeds to you within three Business days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

   o As described more fully in the SAI, the Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons.

   o Excessive, short-term trading in Fund shares and other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. The Funds reserve the right to reject any purchase order (including an exchange order) from any shareholder that the Funds, in their sole discretion, believe has a history of making excessive short-term trades or whose trading activity, in the Funds' judgment, has been or may be disruptive to the Funds. In making this determination, the Funds may consider trading done in multiple accounts under common ownership or control.


PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 25



                          PAGE INTENTIONALLY LEFT BLANK

26  PROSPECTUS


PURCHASING, SELLING AND EXCHANGING TURNER FUNDS


--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

BY TELEPHONE

Call 1-800-224-6312 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.

--------------------------------------------------------------------------------
How to Add to an Account
--------------------------------------------------------------------------------

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 (Option
3) and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.


--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

BY INTERNET

You can only open an account online if you already have an existing Turner Funds account. The registration on the account must be identical.

--------------------------------------------------------------------------------
How to Add to an Account
--------------------------------------------------------------------------------

You can make additional investment by going to our website www.turnerinvestments.com. Use you existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.


--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Turner Funds to:
   The Turner Funds
   c/o DST Systems Inc.
   P.O. Box 219805, Kansas, City, MO 64121-9805

By express or overnight mail to:
   The Turner Funds
   c/o DST Systems Inc.
   330 W. 9th Street, Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks or cash.

--------------------------------------------------------------------------------
How to Add to an Account
--------------------------------------------------------------------------------

Please send your check payable to the Turner Funds along with a signed letter stating the name of the fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests buy, sell or exchange shares to the Funds' Adviser or Distributor.


--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

BY WIRE

Please contact a Turner Funds' representative at 1-800-224-6312 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:
   United Missouri Bank of Kansas NA
   ABA #10-10-00695
   Account # 98-7060-116-8
   Further credit: [include Name of fund, shareholder name and your Turner Funds account number]

--------------------------------------------------------------------------------
How to Add to an Account
--------------------------------------------------------------------------------

Please contact a Turner Funds' representative at 1-800-224-6312 to let us know that you intend to send money by wire.
Wire funds to:
   United Missouri Bank of Kansas NA
   ABA #101000695
   Account # 9870601168
   Further credit: [include Name of fund, shareholder name and your Turner Funds account number]


--------------------------------------------------------------------------------
How to Open an Account
--------------------------------------------------------------------------------

AUTOMATIC
TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Turner Funds representative at 1-800-224-6312 for assistance.

--------------------------------------------------------------------------------
How to Add to an Account
--------------------------------------------------------------------------------

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.


PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 27



                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS



--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

You may sell shares by calling 1-800-224-6312 (Option 3) provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after we receive your request.

Existing shareholders can sell shares via our website www.turnerinvestments.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record.

Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests buy, sell or exchange shares to the Funds' Adviser or Distributor.. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.


--------------------------------------------------------------------------------
How to Exchange Shares
--------------------------------------------------------------------------------

You may exchange shares on any Business Day by calling the Funds at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

Go to www.turnerinvestments.com.

You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

Not applicable

Not applicable

                                                                  1-800-224-6312

28  PROSPECTUS



 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS




OTHER POLICIES

FOREIGN INVESTORS
The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund's Investor Services Team, at 1-800-224-6312, for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form (less any applicable sales charges).

However, the Fund reserves the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.


REDEMPTIONS IN-KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption.


REDEMPTION FEE
Sales or exchanges out of the Small Cap Equity and New Enterprise Funds, within 90 days of purchase are not currently subject to a redemption fee, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee. Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.


TELEPHONE/ONLINE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.



PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 29




                                              DIVIDENDS, DISTRIBUTIONS AND TAXES




SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

   o  Written requests for redemptions in excess of $50,000;

   o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

   o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.


CLOSING FUNDS TO NEW INVESTORS
We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Funds will not do this. A Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. For the micro cap growth style (which includes the assets of the Micro Cap Growth Fund), that level has been reached and the Micro Cap Growth Fund was closed to new investors on March 7, 2000. Similarly, Turner's Midcap Growth Fund will be closed when the assets Turner manages in the midcap growth style are within the range of $6.2 billion and $8.3 billion. Turner and the Funds may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

If a Fund is closed to new investors, existing shareholders of the Fund may (i) continue to make investments in the closed Fund, (ii) continue to reinvest dividends and capital gains distributions in the closed Fund, and (iii) at the discretion of the Fund, open additional accounts with the Fund, provided the new accounts are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them. EXISTING SHAREHOLDERS OF THE MICRO CAP GROWTH FUND ARE NOT CURRENTLY PERMITTED TO OPEN ADDITIONAL ACCOUNTS WITH THIS FUND.

If a closed Fund permits existing shareholders to open additional accounts, you may open a new account in the Fund only if:

   o Your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

   o You are a current Fund trustee or officer, or an employee of Turner or a member of the immediate family of any of these people; or

   o You are a client of a financial adviser or planner who has client assets invested in the Turner Funds as of the date of any proposed new investment in a Fund.


DISTRIBUTION OF FUND SHARES
Constellation Investment Distribution Company Inc. ("Constellation" or the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Holdings, LLC, serves as Distributor of the Funds.

The Funds have adopted a Distribution and Shareholder Service Plan for Class II Shares (the "Class II Plan") that allows each Fund that offers Class II shares to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). Under the Class II Plan, if a Service Provider provides distribution services, a Fund may pay distribution fees pursuant to Rule 12b-1 of the Investment Company Act of 1940 to the Distributor at an annual rate not to exceed 0.75% of its Fund's Class II shares' average daily net assets. If a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, a Fund may pay shareholder service fees to the Distributor at an annual rate not to exceed 0.25% of its Class II shares' average daily net assets. The Distributor, in turn, pays each Service Provider for the services it provides. Currently, the Class II shares of the Turner Midcap Growth Fund and Turner Small Cap Equity Fund each pay the Distributor 0.25% in distribution fees, and the Class II Shares of the Turner Midcap Growth Fund pays the Distributor 0.25% in shareholder service fees. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Turner or TIM may pay amounts from their own assets to selling or servicing agents of the funds for the services they provide, such as payments made for services provided by mutual fund platforms. Turner and TIM do not direct portfolio transactions to broker-dealers in exchange for sales of fund shares or to receive preferential marketing treatment.


DIVIDENDS AND DISTRIBUTIONS
The Turner Disciplined Large Cap Growth, Turner Large Cap Growth Opportunities, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Small Cap Equity, Turner Technology, Turner Concentrated Growth, and Turner New Enterprise Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

30  PROSPECTUS



 DIVIDENDS, DISTRIBUTIONS AND TAXES




TAXES
PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable either as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2008. Distributions you receive from a Fund may be taxable whether or not you reinvest them or take them in cash.



EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER TURNER FUND IS TREATED THE SAME AS A SALE. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the portfolio of those Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes it pays. The Fund will provide you with the information necessary to reflect such foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.



PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                  PROSPECTUS  31



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



The tables that follow present performance information about Class I and Class II shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by Ernst & Young LLP, independent auditors, (except for the financial highlights for the years ended September 30, 2001 and September 30, 2000 for the Turner Large Cap Growth Opportunities Fund, which were audited by other auditors) whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

TURNER DISCIPLINED LARGE CAP GROWTH FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003        2002        2001      2000(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $3.50      $4.70       $9.81     $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                           --         --          --         --
   Realized and unrealized gains (losses) on investments                1.12      (1.20)      (5.11)     (0.19)
   Total From Investment Operations                                     1.12      (1.20)      (5.11)     (0.19)
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --*        --          --         --
   Distributions from capital gains                                       --         --          --         --
   Total Dividends and Distributions                                      --*        --          --         --
   Net Asset Value, End of Period                                      $4.62      $3.50       $4.70      $9.81
   TOTAL RETURN+                                                       32.01%    (25.53)%    (52.09)%    (1.90)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $79,416    $59,971     $53,048     $4,656
   Ratio of Net Expenses to Average Net Assets++                        0.75%      0.65%       0.74%      0.75%
   Ratio of Total Expenses to Average Net Assets                        0.97%      0.90%       1.03%      3.35%
   Ratio of Net Investment Income (Loss) to Average Net Assets++        0.03%      0.00%      (0.14)%    (0.14)%
   Portfolio Turnover Rate+++                                         201.35%    272.99%     376.49%    128.14%


*AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) COMMENCED OPERATIONS ON JUNE 14, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                  1-800-224-6312

32  PROSPECTUS



 TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - CLASS I SHARES(1)
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                                     2003        2002        2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $6.59      $9.01      $26.20     $18.90     $13.22
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                 (0.06)     (0.08)      (0.10)(2)  (0.16)     (0.08)
   Realized and unrealized gains (losses) on investments                2.82      (2.34)     (11.63)      8.94       5.76
   Total From Investment Operations                                     2.76      (2.42)     (11.73)      8.78       5.68
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --         --          --         --         --
   Distributions from capital gains                                       --         --       (5.46)     (1.48)        --
   Total Dividends and Distributions                                      --         --       (5.46)     (1.48)        --
   Net Asset Value, End of Period                                      $9.35      $6.59       $9.01     $26.20     $18.90
   TOTAL RETURN+                                                       41.88%    (26.86)%    (53.71)%    47.49%     42.97%

Ratios/Supplemental Data
   Net Assets, End of Period (000)                                    $3,551     $4,847      $9,776    $41,555     $8,459
   Ratio of Net Expenses to Average Net Assets++                        1.25%      1.26%(3)    1.25%(3)   0.84%(3)   1.00%
   Ratio of Total Expenses to Average Net Assets                        1.53%      5.98%(3)    3.49%(3)   1.37%(3)   2.41%
   Ratio of Net Investment Loss to Average Net Assets++                (0.77)%    (0.71)%     (0.69)%    (0.71)%    (0.47)%
   Portfolio Turnover Rate+++                                         282.15%    391.98%     400.04%    131.19%    370.71%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUSIVE EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO AUGUST 17, 2002 IS THE FINANCIAL DATA OF THE MERCURY SELECT GROWTH FUND, CLASS I SHARES. FROM THE PERIOD JUNE 19, 2000, TO AUGUST 17, 2002, THE MERCURY SELECT GROWTH FUND OPERATED AS A "FEEDER" FUND THAT SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE "MASTER" PORTFOLIO, A MUTUAL FUND THAT HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. ALL INVESTMENTS ARE MADE AT THE MASTER LEVEL. THIS STRUCTURE IS SOMETIMES CALLED A "MASTER/FEEDER" STRUCTURE. PRIOR TO JUNE 19, 2000, THE FUND OPERATED AS A STAND-ALONE INVESTMENT COMPANY CALLED THE TURNER LARGE CAP GROWTH EQUITY FUND.
(2) BASED ON AVERAGE SHARES OUTSTANDING.
(3) EXPENSE RATIOS INCLUDE THE MERCURY SELECT GROWTH FUND'S CLASS I SHARES PORTION OF THE MASTER'S ALLOCATED EXPENSES. AMOUNT DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

PO BOX 219805, KANSAS CITY, MO 64121-9805

                                                                   PROSPECTUS 33



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER MIDCAP GROWTH FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                  2003        2002        2001       2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $13.78      $17.40     $46.52      $25.53      $13.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                               (0.14)(1)   (0.14)     (0.16)      (0.10)      (0.06)
   Realized and unrealized gains (losses) on investments              5.90       (3.48)    (25.89)      23.79       11.72
   Total From Investment Operations                                   5.76       (3.62)    (26.05)      23.69       11.66
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                 --          --         --          --          --
   Distributions from capital gains                                     --          --      (3.07)      (2.70)         --
   Total Dividends and Distributions                                    --          --      (3.07)      (2.70)         --
   Net Asset Value, End of Period                                   $19.54      $13.78     $17.40      $46.52      $25.53
TOTAL RETURN+                                                        41.80%     (20.80)%   (59.00)%     97.35%      84.07%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                $773,788    $561,244   $595,761  $1,203,756    $148,830
   Ratio of Net Expenses to Average Net Assets++                      1.15%       1.05%      1.04%       1.03%       1.03%
   Ratio of Total Expenses to Average Net Assets                      1.18%       1.16%      1.12%       1.07%       1.08%
   Ratio of Net Investment Loss to Average Net Assets++              (0.87)%     (0.81)%    (0.77)%     (0.68)%     (0.53)%
   Portfolio Turnover Rate+++                                       208.80%     259.62%    335.57%     306.97%     290.79%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) BASED ON AVERAGE SHARES OUTSTANDING.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

34  PROSPECTUS

 TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER MIDCAP GROWTH FUND - CLASS II SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003           2002          2001(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $13.72         $17.41         $17.30
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        (0.23)(2)      (0.22)(2)      --
   Realized and unrealized gains (losses) on investments                5.87          (3.47)          0.11
   Total From Investment Operations                                     5.64          (3.69)          0.11
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --             --             --
   Distributions from capital gains                                       --             --             --
   Total Dividends and Distributions                                      --             --             --
   Net Asset Value, End of Period                                     $19.36         $13.72         $17.41
TOTAL RETURN+                                                          41.11%        (21.19)%         0.64%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                      $423           $102             $7
   Ratio of Net Expenses to Average Net Assets++                        1.65%          1.55%          1.54%
   Ratio of Total Expenses to Average Net Assets                        1.68%          1.66%          1.95%
   Ratio of Net Investment Income (Loss) to Average Net Assets++       (1.36)%        (1.25)%        (1.04)%
   Portfolio Turnover Rate+++                                         208.80%        259.62%        335.57%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) COMMENCED OPERATIONS ON SEPTEMBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BASED ON AVERAGE SHARES OUTSTANDING.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 35



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER SMALL CAP GROWTH FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003        2002        2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $12.62     $15.65      $44.79     $34.20     $21.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                 (0.12)     (0.20)      (0.04)     (0.12)     (0.26)
   Realized and unrealized gains (losses) on investments                6.38      (2.83)     (18.63)     17.89      12.97
   Total From Investment Operations                                     6.26      (3.03)     (18.67)     17.77      12.71
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --         --          --         --         --
   Distributions from capital gains                                       --         --      (10.47)     (7.18)        --
   Total Dividends and Distributions                                      --         --      (10.47)     (7.18)        --
   Net Asset Value, End of Period                                     $18.88     $12.62      $15.65     $44.79     $34.20
TOTAL RETURN+                                                          49.60%    (19.36)%    (49.81)%    56.07%     59.14%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                  $192,791   $144,181    $241,876   $528,928   $254,077
   Ratio of Net Expenses to Average Net Assets++                        1.25%      1.25%       1.25%      1.25%      1.25%
   Ratio of Total Expenses to Average Net Assets                        1.41%      1.40%       1.40%      1.27%      1.31%
   Ratio of Net Investment Loss to Average Net Assets++                (0.79)%    (0.99)%     (0.96)%    (0.93)%    (0.98)%
   Portfolio Turnover Rate+++                                         187.95%    188.34%     176.11%    203.01%    223.61%

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

36  PROSPECTUS

 TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER MICRO CAP GROWTH FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003        2002        2001       2000     1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $32.04     $32.08      $45.92     $21.09      $9.88
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                 (0.25)     (0.33)      (0.12)     (0.18)     (0.05)
   Realized and unrealized gains (losses) on investments                9.59       0.29(2)    (9.02)     26.52      11.26
   Total From Investment Operations                                     9.34      (0.04)      (9.14)     26.34      11.21
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --         --          --         --         --
   Distributions from capital gains                                       --         --       (4.70)     (1.51)        --
   Total Dividends and Distributions                                      --         --       (4.70)     (1.51)        --
   Net Asset Value, End of Period                                     $41.38     $32.04      $32.08     $45.92     $21.09
TOTAL RETURN+                                                          29.15%     (0.12)%    (20.23)%   129.02%    113.46%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                  $253,840   $178,130    $160,010   $187,107    $12,963
   Ratio of Net Expenses to Average Net Assets++                        1.40%      1.31%       1.25%      1.25%      0.90%
   Ratio of Total Expenses to Average Net Assets                        1.44%      1.42%       1.40%      1.35%      2.86%
   Ratio of Net Investment Loss to Average Net Assets++                (0.81)%    (0.88)%     (0.50)%    (0.79)%    (0.47)%
   Portfolio Turnover Rate+++                                         147.77%     88.89%     121.96%    179.08%    239.32%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) ON JANUARY 25, 1999 SHAREHOLDERS OF THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TURNER MICRO CAP GROWTH FUND.
(2) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 37



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER SMALL CAP EQUITY FUND - CLASS II SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003             2002(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.30           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        (0.02)              --
   Realized and Unrealized gains (losses) on investments                3.00            (0.70)
   Total From Investment Operations                                     2.98            (0.70)
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                (0.01)              --
   Distributions from capital gains                                       --               --
   Total Dividends and Distributions                                   (0.01)              --
   Net Asset Value, End of Period                                     $12.27            $9.30
TOTAL RETURN+                                                          32.04%           (7.00)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $12,557           $7,260
   Ratio of Net Expenses to Average Net Assets++                        1.32%            1.35%
   Ratio of Total Expenses to Average Net Assets                        2.05%            3.02%
   Ratio of Net Investment Income (Loss) to Average Net Assets++       (0.26)%          (0.07)%
   Portfolio Turnover Rate                                            287.39%           86.94%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.
(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

38  PROSPECTUS

 TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER TECHNOLOGY FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003        2002        2001       2000     1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $3.03      $4.88      $32.69     $14.06     $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                 (0.04)     (0.06)      (0.15)     (0.16)     (0.02)
   Realized and unrealized gains (losses) on investments                2.32      (1.79)     (23.42)     20.33       4.08
   Total From Investment Operations                                     2.28      (1.85)     (23.57)     20.17       4.06
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --         --          --         --         --
   Distributions from capital gains                                       --         --       (4.24)     (1.54)        --
   Total Dividends and Distributions                                      --         --       (4.24)     (1.54)        --
   Net Asset Value, End of Period                                      $5.31      $3.03       $4.88     $32.69     $14.06
TOTAL RETURN+                                                          75.25%    (37.91)%    (81.12)%   149.35%     40.60%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $19,696    $11,662     $25,147   $169,353     $8,296
   Ratio of Net Expenses to Average Net Assets++                        1.13%      0.88%       1.21%      1.35%      1.35%
   Ratio of Total Expenses to Average Net Assets                        1.49%      1.43%       1.58%      1.67%      3.89%
   Ratio of Net Investment Loss to Average Net Assets++                (0.97)%    (0.84)%     (1.10)%    (1.10)%    (0.87)%
   Portfolio Turnover Rate+++                                         523.75%    734.40%     727.24%  1,340.92%    317.32%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 39



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER SMALL CAP EQUITY FUND - CLASS II SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003             2002(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $9.30           $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        (0.02)              --
   Realized and Unrealized gains (losses) on investments                3.00            (0.70)
   Total From Investment Operations                                     2.98            (0.70)
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                (0.01)              --
   Distributions from capital gains                                       --               --
   Total Dividends and Distributions                                   (0.01)              --
   Net Asset Value, End of Period                                     $12.27            $9.30
TOTAL RETURN+                                                          32.04%           (7.00)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $12,557           $7,260
   Ratio of Net Expenses to Average Net Assets++                        1.32%            1.35%
   Ratio of Total Expenses to Average Net Assets                        2.05%            3.02%
   Ratio of Net Investment Income (Loss) to Average Net Assets++       (0.26)%          (0.07)%
   Portfolio Turnover Rate                                            287.39%           86.94%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.
(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

40  PROSPECTUS

 TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER CONCENTRATED GROWTH FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003        2002        2001       2000     1999(1)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $4.03      $5.76      $24.74     $13.99     $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                        (0.04)        --       (0.09)     (0.11)     (0.02)
   Realized and unrealized gains (losses) on investments                2.06      (1.73)     (14.96)     13.06       4.01
   Total From Investment Operations                                     2.02      (1.73)     (15.05)     12.95       3.99
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --         --          --         --         --
   Distributions from capital gains                                       --         --       (3.93)     (2.20)        --
   Total Dividends and Distributions                                      --         --       (3.93)     (2.20)        --
   Net Asset Value, End of Period                                      $6.05      $4.03       $5.76     $24.74     $13.99
TOTAL RETURN+                                                          50.12%    (30.03)%    (70.40)%    98.58%     39.90%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $47,004    $29,182     $56,803   $246,621    $16,112
   Ratio of Net Expenses to Average Net Assets++                        1.23%      0.30%       1.05%      1.26%      1.35%
   Ratio of Total Expenses to Average Net Assets                        1.60%      1.17%       1.32%      1.62%      2.55%
   Ratio of Net Investment Loss to Average Net Assets++                (0.90)%    (0.03)%     (0.76)%    (0.90)%    (0.87)%
   Portfolio Turnover Rate+++                                         762.18%  1,182.61%   1,117.77%  1,590.94%    369.11%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) COMMENCED OPERATIONS ON JUNE 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 41



                                               TURNER FUNDS FINANCIAL HIGHLIGHTS



TURNER NEW ENTERPRISE FUND - CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    2003          2002           2001(1)       2000(2)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $2.27         $3.29         $12.52        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                 (0.02)        (0.04)         (0.03)        (0.01)
   Realized and unrealized gains (losses) on investments                2.09         (0.98)         (9.20)         2.53
   Total From Investment Operations                                     2.07         (1.02)         (9.23)         2.52
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                   --            --             --            --
   Distributions from capital gains                                       --            --             --            --
   Total Dividends and Distributions                                      --            --             --            --
   Net Asset Value, End of Period                                      $4.34         $2.27          $3.29        $12.52
TOTAL RETURN+                                                          91.19%       (31.00)%       (73.72)%       25.20%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000)                                   $13,468         $3,198        $6,144       $13,750
   Ratio of Net Expenses to Average Net Assets++                        1.16%         0.98%          1.28%         1.35%
   Ratio of Total Expenses to Average Net Assets                        1.99%         2.04%          3.13%         2.87%
   Ratio of Net Investment Loss to Average Net Assets++                (0.95)%       (0.92)%        (1.04)%       (0.83)%
   Portfolio Turnover Rate+++                                         451.37%       754.09%        758.98%        83.02%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. +++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) ON MAY 18, 2001, THE BOARD OF TRUSTEES OF TURNER FUNDS (FORMERLY TIP FUNDS) APPROVED RESOLUTIONS TO CHANGE THE NAME OF THE B2B E-COMMERCE FUND TO THE NEW ENTERPRISE FUND AND TO CHANGE A NON-FUNDAMENTAL INVESTMENT POLICY OF THE FUND TO BE CONSISTENT WITH THE NEW ENTERPRISE FUND'S INVESTMENT OBJECTIVES.
(2) COMMENCED OPERATIONS ON JUNE 30, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                  [BLANK PAGE]

                                  TURNER FUNDS

                               INVESTMENT ADVISER
                        Turner Investment Partners, Inc.
                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312


                                   DISTRIBUTOR
               Constellation Investment Distribution Company Inc.
                         1205 Westlakes Drive, Suite 280
                                Berwyn, PA 19312




More information about the Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January 31, 2004, as amended and supplemented May 10, 2004, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, To Place a Trade in Your Account, or More Information:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL:   Write to Turner Funds at:
           P.O. Box 219805
           Kansas City, MO 64121-9805

BY INTERNET: http://www.turnerinvestments.com



FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.





TUR-F-030-16

                                  TURNER FUNDS

                    TURNER DISCIPLINED LARGE CAP GROWTH FUND
                   TURNER LARGE CAP GROWTH OPPORTUNITIES FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                          TURNER SMALL CAP EQUITY FUND
                             TURNER TECHNOLOGY FUND
                         TURNER CONCENTRATED GROWTH FUND
                           TURNER NEW ENTERPRISE FUND

                                JANUARY 31, 2004
                   (AS AMENDED AND SUPPLEMENTED MAY 10, 2004)
                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT LLC
                          (SMALL CAP EQUITY FUND ONLY)


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the Turner Disciplined Large Cap Growth Fund ("Disciplined Large Cap Growth Fund"), Turner Large Cap Growth Opportunities Fund ("Large Cap Growth Opportunities Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner New Enterprise Fund ("New Enterprise Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Turner Funds (the "Trust") and should be read in conjunction with the Turner Funds' Prospectus dated January 31, 2004. The Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS

THE TRUST...................................................................S-3

INVESTMENT OBJECTIVES.......................................................S-4

INVESTMENT POLICIES.........................................................S-4

GENERAL INVESTMENT POLICIES.................................................S-8

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................S-8

INVESTMENT LIMITATIONS.....................................................S-25

THE ADVISER................................................................S-27

THE ADMINISTRATOR..........................................................S-31

DISTRIBUTION AND SHAREHOLDER SERVICES......................................S-32

TRUSTEES AND OFFICERS OF THE TRUST.........................................S-33

COMPUTATION OF YIELD AND TOTAL RETURN......................................S-38

PURCHASE AND REDEMPTION OF SHARES..........................................S-41

DETERMINATION OF NET ASSET VALUE...........................................S-42

TAXES......................................................................S-42

PORTFOLIO TRANSACTIONS.....................................................S-46

VOTING.....................................................................S-50

DESCRIPTION OF SHARES......................................................S-50

SHAREHOLDER LIABILITY......................................................S-50

LIMITATION OF TRUSTEES' LIABILITY..........................................S-51

CODE OF ETHICS.............................................................S-51

PROXY VOTING...............................................................S-51

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................S-52

CUSTODIAN..................................................................S-55

INDEPENDENT AUDITORS.......................................................S-55

LEGAL COUNSEL..............................................................S-55

FINANCIAL STATEMENTS.......................................................S-55

APPENDIX A - RATINGS DESCRIPTIONS...........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1

THE TRUST

This Statement of Additional Information relates to the Turner Disciplined Large Cap Growth Fund ("Disciplined Large Cap Growth Fund"), Turner Large Cap Growth Opportunities Fund ("Large Cap Growth Opportunities Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), and Turner New Enterprise Fund ("New Enterprise Fund"), (each a "Fund" and, together the "Funds"). Each Fund is a separate series of Turner Funds (formerly, TIP Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 and August 17, 2001 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the Midcap Growth Fund, Small Cap Growth Fund, Concentrated Growth Fund, or Small Cap Equity Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

From its inception on January 31, 1997 until June 28, 2000, the Turner Large Cap Growth Opportunities Fund operated as the Turner Large Cap Growth Equity Fund and was advised by Turner Investment Partners, Inc. ("Turner"). On June 9, 2000, the Turner Large Cap Growth Equity Fund became the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., which was advised by Fund Asset Management, L.P., an affiliate of Merrill Lynch & Co., Inc. while Turner Investment Partners, as sub-adviser, provided the day-to-day investment management services. On August 16, 2002, Mercury Select Growth Fund merged back into the Large Cap Growth Opportunities Fund. Historical information for the Fund relates to both the Turner Funds and Mercury Funds, Inc.

On January 29, 1999, the Micro Cap Growth Fund acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund. Historical information presented for that Fund relates to the Alpha Select Funds. On September 13, 2001, the B2B E-Commerce Fund became the New Enterprise Fund and the shareholders of the Wireless & Communications Fund approved a reorganization of the Wireless & Communications Fund into the New Enterprise Fund. Accordingly, historical information presented for the New Enterprise Fund relates to the B2B E-Commerce Fund. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

INVESTMENT OBJECTIVES

TURNER DISCIPLINED LARGE CAP GROWTH FUND - The Disciplined Large Cap Growth Fund seeks long-term capital appreciation.

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - The Large Cap Growth Opportunities Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND - The Midcap Growth Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND - The Small Cap Growth Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND - The Micro Cap Growth Fund seeks capital appreciation.

TURNER SMALL CAP EQUITY FUND - The Small Cap Equity Fund seeks long-term capital growth.

TURNER TECHNOLOGY FUND - The Technology Fund seeks long-term capital appreciation.

TURNER CONCENTRATED GROWTH FUND - The Concentrated Growth Fund seeks long-term capital appreciation.

TURNER NEW ENTERPRISE FUND - The New Enterprise Fund seeks long-term capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER DISCIPLINED LARGE CAP GROWTH FUND - The Disciplined Large Cap Growth Fund (formerly the Select Growth Equity Fund) invests primarily (and, under normal conditions, at least 80% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner believes have strong earnings growth potential. The Disciplined Large Cap Growth Fund may also purchase securities of smaller companies that offer growth potential. The Disciplined Large Cap Growth Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.

TURNER LARGE CAP GROWTH OPPORTUNITIES FUND - The Large Cap Growth Opportunities Fund invests primarily (and, under normal market conditions, at least 80% of its total assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index, the Fund's current benchmark. Any remaining assets may be invested in securities of mid- to large- capitalization companies, warrants and rights to purchase common stocks, and the Fund may invest up to 10% of its total assets in American Depositary Receipts. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER MIDCAP GROWTH FUND - The Midcap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have medium market capitalizations that Turner believes to have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (the "Midcap Growth Index"). The Midcap Growth Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in American Depositary Receipts (ADRs). The Midcap Growth Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Midcap Growth Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND - The Small Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with small market capitalizations that Turner believes to have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index (the "2000 Growth Index"). The Small Cap Growth Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the 2000 Growth Index (or such other appropriate index selected by Turner). The Small Cap Growth Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Small Cap Growth Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND - The Micro Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with very small market capitalizations that Turner believes to have strong earnings growth potential. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the lower range of those market capitalizations of companies included in the 2000 Growth Index particularly those under $500 million. The Micro Cap Growth Fund seeks to purchase securities that are well diversified across economic sectors. The Micro Cap Growth Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Growth Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the companies represented in the Micro Cap Growth Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus, in the opinion of Turner, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Micro Cap Growth Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER SMALL CAP EQUITY FUND - The Small Cap Equity Fund invests substantially all of its assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. The Adviser looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the Adviser believes can generate and sustain long-term growth. The Adviser employs a quantitative approach to determine whether a company's share price reflects its perceived value.

TURNER TECHNOLOGY FUND - The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Technology Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Technology Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Most of the technology companies that the Technology Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER CONCENTRATED GROWTH FUND - The Concentrated Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of 15 to 30 common stocks of issuers in different sectors and capitalization ranges that Turner believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Concentrated Growth Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Concentrated Growth Fund may also purchase shares of other investment companies and foreign securities.

TURNER NEW ENTERPRISE FUND - The Turner New Enterprise Fund invests in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The Fund generally invests in stocks of mid to large capitalization companies, and will generally purchase the securities of companies with market capitalizations of at least $1 billion, though it may invest in companies of any size. The New Enterprise Fund focuses on companies that Turner believes are positioned for accelerated growth of revenue and earnings ("New Enterprise companies"). The New Enterprise Fund seeks to invest in companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the New Enterprise Fund. The New Enterprise Fund may also regularly invest up to 25% of its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.

The New Enterprise Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, ADRs (up to 10% of the New Enterprise Fund's assets) and shares of other investment companies.

The New Enterprise Fund invests in rapidly growing, dynamic, publicly-traded companies. In many cases, these companies offer recently developed products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the smaller New Enterprise companies represented in the New Enterprise Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Substantially all of the companies that the New Enterprise Fund will invest in will be located in the U.S.

The New Enterprise Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of some New Enterprise company stocks. To manage risk and improve liquidity, Turner invests in numerous publicly-traded companies, representing a broad cross-section of U.S. New Enterprise companies.
                                      S-7

The smaller capitalization companies the New Enterprise Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, such stocks may be volatile, and the price movements of the New Enterprise Fund's shares may reflect that volatility.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, except the Disciplined Large Cap Growth and Midcap Growth Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Funds may also invest in sponsored or unsponsored, EDRs or GDRs. EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Disciplined Large Cap Growth Fund and Midcap Growth Fund will not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner or TIM will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when Turner or TIM anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into United States dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

The New Enterprise Fund will not invest in forward foreign currency contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. As permitted under this exclusion, each Fund may use futures contracts for "bona fide hedging purposes" within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The New Enterprise Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% (10% for Short Duration) restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, Turner and TIM will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds Turner or TIM advise. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.

These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create.

LOWER RATED SECURITIES

The Funds may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

TAXES: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Disciplined Large Cap Growth, Large Cap Growth Opportunities, Concentrated Growth, and New Enterprise Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although Turner or TIM generally does not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The New Enterprise Fund will not purchase options.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategies. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner and TIM monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Funds receive an annual fee for their participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TELECOMMUNICATIONS SECURITIES

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interested and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer;
or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Disciplined Large Cap
Growth, Large Cap Growth Opportunities or Concentrated Growth Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Large Cap Growth Opportunities Fund or the Technology Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry. A description of the industries in which each fund concentrates its investments can be found in the "Investment Policies" section beginning on page S-5.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including
REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. With respect to the Large Cap Growth Opportunities Fund, concentrate its investments in the securities of issuers in the same industry. For purposes of fundamental investment policy number 7, the staff of the SEC considers a Fund to concentrate its investments in issuers in a particular industry if the Fund invests more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the Funds may borrow money from banks as permitted under the 1940 Act.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the fund's fundamental limitation on borrowing.

2.       Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act except that, in the case of the Turner Small Cap Equity Fund, such funds may in connection with their onset of operations invest without regard to this limitation to the extent that they otherwise may rely on the provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. With respect to the Large Cap Growth Opportunities Fund, purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

7. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISERS

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Turner Investment Management LLC ("TIM"), 100 Pearl Street, 12th Floor, Hartford, CT 06103, serves as investment adviser for the Small Cap Equity and Small Cap Opportunities Funds. TIM is an SEC registered Adviser. Robert E. Turner is the Chairman of TIM. TIM is primarily owned by Turner, its controlling shareholder.

As of December 31, 2003, Turner had discretionary management authority with respect to over $12 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner and TIM serve as the investment advisers for their respective Funds under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner and TIM make the investment decisions for the assets of their Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner and TIM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard of their obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner or TIM but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, Turner or TIM will bear the amount of such excess. Turner and TIM will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to Turner, or by Turner on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 2001, 2002 and 2003 the Funds paid (waived) the following advisory fees and reimbursed the following expenses:

-------------------------- ----------------------------------------------- ------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
                                2001            2002            2003           2001          2002          2003
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Disciplined Large Cap         $251,180        $358,991        $258,932       $19,572          $0         $149,016
Growth Fund
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Large Cap Growth
Opportunities Fund            $82,266       ($349,613)(1)      $19,913          $0       $354,289(1)      $3,174
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Midcap Growth Fund           $6,756,929      $5,322,016      $4,551,200         $0            $0            $0
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Small Cap Growth Fund        $3,144,419      $2,199,745      $1,460,677      349,928       $85,832       $153,231
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Micro Cap Growth Fund        $1,446,614      $2,022,908      $1,905,452      $222,495      $64,075        $26,397
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Small Cap Equity Fund            *            ($10,628)        $24,186          *          $12,451        $63,269
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Technology Fund               $491,420        $146,416         $73,847       $188,859      $31,579        $19,972
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Concentrated Growth Fund     $1,096,330       $411,224        $293,228       $18,432          $0          $85,126
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
New Enterprise Fund          ($41,161)         $1,281          $15,514       $108,481      $46,554        $38,398
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

*     Not in operation during the period.
(1) From June 19, 2000 until August 17, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc. Fund Asset Management served as the Fund's investment adviser, and Turner served as the sub-adviser. Of these amounts, $341,317 and $8,296 were reimbursed by Fund Asset Management and Turner, respectively.

As described in the prospectus, the Concentrated Growth, Technology, and New Enterprise, Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

---------------------- ---------------------- ---------------- ------------------- ---------------- ------------------
                                                                                                     HIGHEST / LOWEST
                                               BASE ADVISORY    REQUIRED EXCESS        ANNUAL           POSSIBLE
        FUND                 BENCHMARK              FEE           PERFORMANCE      ADJUSTMENT RATE    ADVISORY FEE
---------------------- ---------------------- ---------------- ------------------- ---------------- ------------------
Concentrated Growth
Fund                   S&P 500 Index               1.10%           +/- 2.50%          +/- 0.40%       1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ---------------- ------------------
Technology Fund        PSE Technology Index        1.10%           +/- 2.00%          +/- 0.40%       1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ---------------- ------------------
New Enterprise Fund    Nasdaq Composite Index      1.10%           +/- 2.50%          +/- 0.40%       1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ---------------- ------------------

Each Fund's base fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month plus the previous 11 months (the "performance period"). Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over the performance period. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Concentrated Growth Fund's average net assets over a 12-month period ending March 31 is $50,000,000, and that it is not a leap year. The Concentrated Growth Fund's base fee for March is $46,712 ($50,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $16,986 ($50,000,000 x 0.40%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner and TIM. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from Turner about (a) the quality of Turner's investment management and other services; (b) Turner's investment management personnel; (c) Turner's operations and financial condition; (d) Turner's brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees that Turner charges its Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of Turner's profitability from its Fund-related operations; (h) Turner's compliance systems; (i) Turner's policies on and compliance procedures for personal securities transactions; (j) Turner's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from Turner presented additional oral and written information to the Trustees to help the Trustees evaluate Turner's advisory fees and other aspects of its Advisory Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and Turner's oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of Turner's Advisory Agreement in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of Turner's Advisory Agreement are fair and reasonable; (b) concluded that Turner's fees are reasonable in light of the services that Turner provides to the Funds it advises; and (c) agreed to renew the Agreement for another year.

THE ADMINISTRATOR

The Trust and Turner Investment Partners, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The previous administrator, SEI Investments Global Funds Services ("SIGFS") is a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456. SIGFS serves as the Trust's Sub-Administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2001, 2002 and 2003 the Funds paid the following administrative fees (net of waivers):

-------------------------------- ---------------------------------------------------------
                                                 ADMINISTRATIVE FEES PAID
                                 ---------------------------------------------------------
                                      2001(2)              2002               2003
-------------------------------- ------------------ ------------------- ------------------
Disciplined Large Cap Growth
Fund                                  $47,125            $87,554             $98,083
-------------------------------- ------------------ ------------------- ------------------
Large Cap Growth Opportunities
Fund                                 $(41,439)          $19,307(1)           $4,437
-------------------------------- ------------------ ------------------- ------------------
Midcap Growth Fund                   $527,019           $1,037,583          $874,911
-------------------------------- ------------------ ------------------- ------------------
Small Cap Growth Fund                $204,180            $335,002           $232,742
-------------------------------- ------------------ ------------------- ------------------
Micro Cap Growth Fund                 $97,852            $305,019           $278,534
-------------------------------- ------------------ ------------------- ------------------
Small Cap Equity Fund                    *                $2,116             $13,281
-------------------------------- ------------------ ------------------- ------------------
Technology Fund                       $66,915            $37,302             $21,593
-------------------------------- ------------------ ------------------- ------------------
Concentrated Growth Fund              $77,008            $86,114             $50,107
-------------------------------- ------------------ ------------------- ------------------
New Enterprise Fund                   $47,125             $9,551             $8,552
-------------------------------- ------------------ ------------------- ------------------

*    Not in operation during the period.
(1) From June 19, 2000 until August 19, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., whose administrator was Fund Asset Management. Of this amount, $18, 379 was paid to Fund Asset Management (all of which was waived) and $928 was paid to Turner.
(2)  Prior to October 1, 2001, SIGFS served as Administrator to the Trust.

DISTRIBUTION AND SHAREHOLDER SERVICES

Constellation Investment Distribution Company Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. Constellation Investment Distribution Company Inc.'s principal place of business is 1205 Westlakes Drive, Suite 240, Berwyn, PA 19312. The Distributor is a registered broker-dealer, and a wholly owned subsidiary of Turner Investment Partners, Inc. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Midcap Growth Fund, Small Cap Growth Fund and Small Cap Equity Fund have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders.

For the fiscal year ended September 30, 2003, the Funds paid the following in Distribution and Shareholder Servicing fees:

------------------------------------------- --------------------------------------------------------------------------
                                                                              2003
------------------------------------------- --------------------------------------------------------------------------
                                                  DISTRIBUTION FEES PAID           SHAREHOLDER SERVICING FEES PAID
------------------------------------------- ----------------------------------- --------------------------------------
Disciplined Large Cap Growth Fund                           --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Large Cap Growth Opportunities Fund                         --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Midcap Growth Fund                                         $524                                 $524
------------------------------------------- ----------------------------------- --------------------------------------
Small Cap Growth Fund                                       --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Micro Cap Growth Fund                                       --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Small Cap Equity Fund                                    $23,014                                 --
------------------------------------------- ----------------------------------- --------------------------------------
Technology Fund                                             --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Concentrated Growth Fund                                    --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
New Enterprise Fund                                         --                                   --
------------------------------------------- ----------------------------------- --------------------------------------

* Not in operation during this period.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

INTERESTED TRUSTEE:

ROBERT E. TURNER (DOB 11/26/56) - Trustee since 1996 - Chairman and Chief Investment Officer of Turner since 1990. Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner. Mr. Turner also serves as a Trustee of the Westlakes Institutional Portfolios, the ACP Funds Trust, the ACP Continuum Return Fund II, LLC, and the ACP Strategic Opportunities Fund II, LLC.

NON-INTERESTED TRUSTEES:

ALFRED C. SALVATO (DOB 01/09/58) - Trustee since 1996 - Treasurer, Thomas Jefferson University Health Care Pension Fund (hospital pension fund) since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee since 1997 - Executive Director, JFS Consulting. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee since 1996 - Director, TDK Mediactive (software publisher) - Professor, Loyola Marymount University, since 1984.

EXECUTIVE OFFICERS

THOMAS R. TRALA (DOB 11/26/66) -President and Chief Executive Officer since 2004
- Chief Operating Officer, Chief Financial Officer, and Treasurer, of Turner since 2004. Previously, Chief Financial Officer of Turner (1998-2004).

BRIAN M. FERKO (DOB 05/6/71) - Vice President & Assistant Secretary since 2000 - TID Vice President, Director of Mutual Fund Administration and Operations for the Turner Funds since 1997. Relationship Manager, SEI Investments (investment management company) (1995-1997).

TODD B. CIPPERMAN (DOB 02/14/66) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1996 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1995. Previously, Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 - 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).

BRIAN F. MCNALLY (DOB 2/4/58) - Vice President since September 2002. Deputy General Counsel for Turner since August 2002. Previously, Assistant General Counsel, Bank of America (banking and investment management) (September 1997 - August 2002).

ANTOINETTE C. ROBBINS (DOB 3/23/63) - Vice President since September 2002. Director of Compliance for Turner since March 2002. Previously, Senior Gift Planning Officer, American Civil Liberties Union (May 2001 - August 2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (February 1996 - May 2002).

JOHN J. CANNING (DOB 11/15/70) - Vice President since September 2002. Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner since December 2000. Previously, Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000).Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (February 1998 - October 1998).

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Sub-Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Salvato and Wholihan and Ms. Sansone currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary and met four times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Salvato, Grady and Ferko serve as members of the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ten times in the most recently completed fiscal year.

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

-------------------------- --------------------------------------------------------------- ---------------------------
NAME                       DOLLAR RANGE OF FUND SHARES (FUND)                              AGGREGATE DOLLAR RANGE OF
                                                                                           SHARES (ALL FUNDS)
-------------------------- --------------------------------------------------------------- ---------------------------
Robert Turner              over $100,000 (Ultra Short Duration Fund)                       over $100,000
                           over $100,000 (Midcap Growth Fund)
                           over $100,000 (Technology Fund)
                           over $100,000 (Concentrated Growth Fund)
                           over $100,000 (Micro Cap Growth Fund)
                           $50,001-$100,000 (Small Cap Equity Fund)
-------------------------- --------------------------------------------------------------- ---------------------------
Alfred C. Salvato          $0                                                              $0
-------------------------- --------------------------------------------------------------- ---------------------------
Janet F. Sansone           $1-$10,000 (Micro Cap Growth Fund)                              $1-$10,000
-------------------------- --------------------------------------------------------------- ---------------------------
John T. Wholihan           $1-$10,000 (Small Cap Growth Fund)                              $1-$10,000
                           $1-$10,000 (Concentrated Growth Fund)
-------------------------- --------------------------------------------------------------- ---------------------------

OWNERSHIP IN SECURITIES OF TURNER AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

-------------------------- ------------------ -------------- -------------- --------------------- --------------------
TRUSTEE                    OWNER AND          COMPANY        TITLE OF       VALUE OF SECURITIES   PERCENT OF CLASS
                           RELATIONSHIP TO                   CLASS          ON AN AGGREGATE       ON AN AGGREGATE
                           TRUSTEE                                          BASIS                 BASIS
-------------------------- ------------------ -------------- -------------- --------------------- --------------------
Alfred C. Salvato          N/A                N/A            N/A            N/A                   N/A
-------------------------- ------------------ -------------- -------------- --------------------- --------------------
Janet F. Sansone           N/A                N/A            N/A            N/A                   N/A
-------------------------- ------------------ -------------- -------------- --------------------- --------------------
John T. Wholihan           N/A                N/A            N/A            N/A                   N/A
-------------------------- ------------------ -------------- -------------- --------------------- --------------------

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $16,000 payable quarterly. In addition, independent Trustees receive $2,000 for each regular or special in person board meeting and $1,000 for any special board meeting held by telephone, $500 for each audit committee meeting and $250 per fair value telephone meeting (maximum of $1,000 payable in any 12 month period). Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2002, there were four regular meetings and three special meetings of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

-------------------------------- ---------------------- ------------------ -------------- --------------------------
                                       AGGREGATE           PENSION OR        ESTIMATED     TOTAL COMPENSATION FROM
                                   COMPENSATION FROM       RETIREMENT         ANNUAL       TRUST AND FUND COMPLEX
                                 TRUST FOR THE FISCAL   BENEFITS ACCRUED     BENEFITS     PAID TO TRUSTEES FOR THE
        NAME OF PERSON,          YEAR ENDED SEPTEMBER    AS PART OF FUND       UPON           FISCAL YEAR ENDED
           POSITION                    30, 2003             EXPENSES        RETIREMENT       SEPTEMBER 30, 2003
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Robert Turner 1                           $0                   N/A              N/A                  $0
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Alfred C. Salvato 2                     $29,000                N/A              N/A                $37,975
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Janet F. Sansone 2                      $28,000                N/A              N/A                $28,000
-------------------------------- ---------------------- ------------------ -------------- --------------------------
John T. Wholihan 2                      $28,000                N/A              N/A                $28,000
-------------------------------- ---------------------- ------------------ -------------- --------------------------

1     Mr. Robert Turner, is a Trustee who may be deemed to be  an "interested person" of the Trust as the term is defined in the 1940 Act.  Mr. Turner is interested by virtue of his controlling ownership interest in the
      Adviser.  The Trust pays fees only to the Trustees who are not interested persons of the Trust.
      Compensation of officers and interested persons of the Trust is paid by Turner.
2     Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 2003 were as follows:

                ----------------------------------- ----------------------- -----------------------
                               FUND                         CLASS                30-DAY YIELD
                ----------------------------------- ----------------------- -----------------------
                Disciplined Large Cap Growth Fund          Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Large Cap Growth Opportunities
                Fund                                       Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Midcap Growth Fund                         Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Midcap Growth Fund                         Class II                 0.00%
                ----------------------------------- ----------------------- -----------------------
                Small Cap Growth Fund                      Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Micro Cap Growth Fund                      Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Small Cap Equity Fund                      Class II                 0.00%
                ----------------------------------- ----------------------- -----------------------
                Concentrated Growth Fund                   Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                Technology Fund                            Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------
                New Enterprise Fund                        Class I                  0.00%
                ----------------------------------- ----------------------- -----------------------

         *Not in operation during this period

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes for the Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003, were as follows:

---------------------------- ---------- ------------------------------------------------------- ------------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                                            (BEFORE TAXES)
                                        ------------------ ------------------ -----------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
---------------------------- ---------- ------------------ ------------------ ----------------- ------------------
Disciplined Large Cap
Growth Fund                  Class I         32.01%               *                  *              (20.89)%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Large Cap Growth
Opportunities Fund           Class I         41.88%             0.25%                *                5.82%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Midcap Growth Fund           Class I         41.80%             10.84%               *               13.56%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Midcap Growth Fund           Class II        41.11%           10.86%***              *              13.41%***
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Small Cap Growth Fund        Class I         49.60%             8.50%                *               14.15%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Micro Cap Growth Fund        Class I         29.15%             38.14%               *               33.24%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Small Cap Equity Fund        Class II        32.04%               *                  *               13.95%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Technology Fund              Class I         75.25%               *                  *               (7.43)%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
Concentrated Growth Fund     Class I         50.12%               *                  *               (3.38)%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------
New Enterprise Fund          Class I         91.19%               *                  *              (22.65)%
---------------------------- ---------- ------------------ ----------------- ------------------ ------------------

         * Not in operation during the period.
        ** Return has not been annualized.
       *** Commenced operations on September 24, 2001. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.

Based on the foregoing, the average annual total return after taxes on distributions for the Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003 were as follows:

---------------------------- ---------- ------------------------------------------------------- ------------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                                            (BEFORE TAXES)
                                        ------------------ ------------------ -----------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
---------------------------- ---------- ------------------ ------------------ ----------------- ------------------
Disciplined Large Cap
Growth Fund                 Class I         32.00%               *                   *              (20.89)%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Large Cap Growth
Opportunities Fund           Class I         41.88%            (2.30)%               *                3.28%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------

---------------------------- ---------- ------------------------------------------------------- ------------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                                            (BEFORE TAXES)
                                        ------------------ ------------------ -----------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
---------------------------- ---------- ------------------ ------------------ ----------------- ------------------
Midcap Growth Fund           Class I         41.80%             9.39%                *                12.20%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Midcap Growth Fund           Class II        41.11%           10.11%***              *              12.70%***
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Small Cap Growth Fund        Class I         49.60%             4.96%                *                11.79%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Micro Cap Growth Fund        Class I         29.15%            36.27%                *                31.63%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Small Cap Equity Fund        Class II        32.00%               *                  *                13.93%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Technology Fund              Class I         75.25%               *                  *               (9.87)%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
Concentrated Growth Fund     Class I         50.12%               *                  *               (6.35)%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------
New Enterprise Fund          Class I         91.19%               *                  *               (22.65)%
---------------------------- ---------- ----------------- ------------------ ------------------ -------------------

        * Not in operation during the period.
       ** Return has not been annualized.
      *** Commenced operations on September 24, 2001. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.

Based on the foregoing, the average annual total return after taxes on distributions and redemption for the Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003, were as follows:

---------------------------- ---------- ------------------------------------------------------- ------------------
                                                    AVERAGE ANNUAL TOTAL RETURN
                                                            (BEFORE TAXES)
                                        ------------------ ------------------ -----------------
                               CLASS        ONE YEAR          FIVE YEARS         TEN YEARS       SINCE INCEPTION
---------------------------- ---------- ------------------ ------------------ ----------------- ------------------
Disciplined Large Cap
Growth Fund                  Class I         20.80%               *                  *              (16.93)%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Large Cap Growth
Opportunities Fund           Class I         27.22%            (0.89)%               *                3.80%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Midcap Growth Fund           Class I         27.17%             8.74%                *               11.28%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Midcap Growth Fund           Class II        26.72%           9.54%***               *              11.87%***
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Small Cap Growth Fund        Class I         32.24%             5.71%                *               11.52%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Micro Cap Growth Fund        Class I         18.95%             33.27                *               29.05%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Small Cap Equity Fund        Class II        20.82%               *                  *               11.90%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Technology Fund              Class I         48.91%               *                  *               (6.53)%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
Concentrated Growth Fund     Class I         32.58%               *                  *               (3.72)%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------
New Enterprise Fund          Class I         59.27%               *                  *              (18.28)%
---------------------------- ----------- ---------------- ------------------ ------------------ ------------------

        *  Not in operation during the period.
       **  Return has not been annualized.
       *** Commenced operations on September 24, 2001. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, TIM, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year(and any retained amount from that prior calendar year on which the Fund paid no federal income tax).

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that distributions will be sufficient to avoid this tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when Turner might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

The Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold. Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal

Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

If any Fund fails to qualify as a RIC for any taxable year, it will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action beneficial to shareholders.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

PORTFOLIO TRANSACTIONS

Turner, and TIM are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Turner and TIM generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner and TIM seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner and TIM may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner and TIM. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner and TIM will be in addition to and not in lieu of the services required to be performed by Turner or TIM under the Advisory Agreements. If, in the judgment of Turner or TIM, a Fund or other accounts managed by Turner or TIM will be benefited by supplemental research services, Turner and TIM are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner and TIM will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner or TIM will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, Turner and TIM may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 2001, 2002 and 2003 the Funds' portfolio turnover rates were as follows:

--------------------------------- ----------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                  ----------------------------------------------------------------------------------
                                             2001                       2002                        2003
--------------------------------- --------------------------- -------------------------- ---------------------------
Disciplined Large Cap Growth
Fund                                       376.49%                     272.99%                    201.35%
--------------------------------- --------------------------- -------------------------- ---------------------------
Large Cap Growth Opportunities
Fund                                       400.04%                     391.98%                    282.15%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Growth Fund - Class I
Shares                                     335.57%                     259.62%                    208.80%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Growth Fund - Class II
Shares                                     335.57%                     259.62%                    208.80%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Growth Fund                      176.11%                     188.34%                    187.95%
--------------------------------- --------------------------- -------------------------- ---------------------------
Micro Cap Growth Fund                      121.96%                     88.89%                     147.77%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Equity Fund                         *                        86.94%                     287.39%
--------------------------------- --------------------------- -------------------------- ---------------------------
Technology Fund                            727.24%                     734.40%                    523.75%
--------------------------------- --------------------------- -------------------------- ---------------------------
Concentrated Growth Fund                   1117.77%                   1,182.61%                   762.18%
--------------------------------- --------------------------- -------------------------- ---------------------------
New Enterprise Fund                        758.98%                     754.09%                    451.37%
--------------------------------- --------------------------- -------------------------- ---------------------------

* Not in operation during the period.


The brokerage commissions paid by each Fund for the fiscal years ended September 30, 2001, 2002 and 2003 were as follows:

---------------------------------- ----------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
                                         2001               2002                2003
---------------------------------- ------------------ ------------------ --------------------
Disciplined Large Cap Growth Fund      $286,323           $403,036            $464,072
---------------------------------- ------------------ ------------------ --------------------
Large Cap Growth Opportunities
Fund                                   $92,704**          $67,469**            $40,119
---------------------------------- ------------------ ------------------ --------------------
Midcap Growth Fund                    $4,362,187         $4,358,773          $5,372,589
---------------------------------- ------------------ ------------------ --------------------
Small Cap Growth Fund                 $1,037,063         $1,613,092          $1,834,288
---------------------------------- ------------------ ------------------ --------------------
Micro Cap Growth Fund                  $309,680           $694,744           $1,523,029
---------------------------------- ------------------ ------------------ --------------------
Small Cap Equity Fund                      *               $34,598            $136,878
---------------------------------- ------------------ ------------------ --------------------
Concentrated Growth Fund              $1,509,787         $1,659,988          $1,303,064
---------------------------------- ------------------ ------------------ --------------------

---------------------------------- ----------------------------------------------------------
                                       TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
                                         2001               2002                2003
---------------------------------- ------------------ ------------------ --------------------
Technology Fund                        $355,739           $542,912            $566,347
---------------------------------- ------------------ ------------------ --------------------
New Enterprise Fund                     $28,865           $144,701            $251,573
---------------------------------- ------------------ ------------------ --------------------

 *Not in operation during the period.
**For the fiscal year October 1, 2000 to September 30, 2001, the brokerage commissions were paid by Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc.

The brokerage commissions paid by each Fund to the Distributor for the fiscal years ended September 30, 2001, 2002 and 2003 were as follows:

---------------------------------- ----------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID TO THE
                                                          DISTRIBUTOR
                                   ------------------ ------------------ --------------------
                                         2001               2002                2003
---------------------------------- ------------------ ------------------ --------------------
Disciplined Large Cap Growth Fund         N/A             $115,200            $324,991
---------------------------------- ------------------ ------------------ --------------------
Large Cap Growth Opportunities
Fund                                      N/A              $2,135              $28,631
---------------------------------- ------------------ ------------------ --------------------
Midcap Growth Fund                        N/A             $552,302           $2,305,642
---------------------------------- ------------------ ------------------ --------------------
Small Cap Growth Fund                     N/A              $93,878           $1,039,331
---------------------------------- ------------------ ------------------ --------------------
Micro Cap Growth Fund                     N/A              $31,830            $395,297
---------------------------------- ------------------ ------------------ --------------------
Small Cap Equity Fund                     N/A              $10,199             $57,512
---------------------------------- ------------------ ------------------ --------------------
Concentrated Growth Fund                  N/A             $159,881            $729,143
---------------------------------- ------------------ ------------------ --------------------
Technology Fund                           N/A              $51,625            $396,907
---------------------------------- ------------------ ------------------ --------------------
New Enterprise Fund                       N/A              $8,861             $202,386
---------------------------------- ------------------ ------------------ --------------------

For the fiscal year ended September 30, 2003, the percentage of brokerage commissions paid by each Fund to the Distributor, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

---------------------------------- ------------------------------- --------------------------
                                                                      PERCENTAGE OF FUND
                                                                    TRANSACTIONS INVOLVING
                                     PERCENTAGE OF COMMISSIONS      COMMISSION PAYMENTS TO
                                        PAID TO DISTRIBUTOR               DISTRIBUTOR
                                   ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Disciplined Large Cap Growth Fund              70.00%                        0.12%
---------------------------------- ------------------------------- --------------------------
Large Cap Growth Opportunities
Fund                                           71.37%                        0.14%
---------------------------------- ------------------------------- --------------------------
Midcap Growth Fund                             40.37%                        0.09%
---------------------------------- ------------------------------- --------------------------
Small Cap Growth Fund                          49.46%                        0.17%
---------------------------------- ------------------------------- --------------------------
Micro Cap Growth Fund                          19.54%                        0.07%
---------------------------------- ------------------------------- --------------------------
Small Cap Equity Fund                          41.65%                        0.11%
---------------------------------- ------------------------------- --------------------------

---------------------------------- ------------------------------- --------------------------
                                                                      PERCENTAGE OF FUND
                                                                    TRANSACTIONS INVOLVING
                                     PERCENTAGE OF COMMISSIONS      COMMISSION PAYMENTS TO
                                        PAID TO DISTRIBUTOR               DISTRIBUTOR
                                   ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Concentrated Growth Fund                       55.24%                        0.14%
---------------------------------- ------------------------------- --------------------------
Technology Fund                                66.49%                        0.26%
---------------------------------- ------------------------------- --------------------------
New Enterprise Fund                            74.60%                        0.34%
---------------------------------- ------------------------------- --------------------------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2003 were as follows:

--------------------------------- ------------------------------- --------------------- ----------------------------
                                                                     TOTAL AMOUNT OF
                                                                  SECURITIES HELD BY
            FUND                       NAME OF BROKER/DEALER              FUND                TYPE OF SECURITY
--------------------------------- ------------------------------- --------------------- ----------------------------
Disciplined Large Cap Growth
Fund                                      Charles Schwab               $1,265,199                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Goldman Sachs Group              $953,943                  Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                    Morgan Stanley Dean Witter         $1,296,822                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      ANB Amro Holdings H.V.           $1,288,670                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
Large Cap Growth Opportunities
Fund                                      Charles Schwab                $29,775                   Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Goldman Sachs Group              $60,408                   Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                    Morgan Stanley Dean Witter          $81,099                    Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
Midcap Growth Fund                      Ameritrade Holding             $7,535,588                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                           Bear Stearns                $5,666,100                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                          Jeffries Group               $3,079,700                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                            Legg Mason                 $7,429,380                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      ANB Amro Holdings H.V.          $18,443,631                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
Small Cap Growth Fund              Investment Technology Group          $985,277                  Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                          Jeffries Group               $1,083,875                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Knight Trading Group            $1,068,285                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
Micro Cap Growth Fund                 ANB Amro Holdings H.V.          $17,768,589                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
Small Cap Equity Fund               Morgan Stanley Dean Witter          $912,035                   Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
Technology Fund                           Charles Schwab                $448,769                  Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
Concentrated Growth Fund                  Charles Schwab               $2,061,026                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                       Goldman Sachs Group              $545,350                  Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                    Morgan Stanley Dean Witter         $2,025,464                 Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                      ANB Amro Holdings H.V.           $3,736,432                  Debt
--------------------------------- ------------------------------- --------------------- ----------------------------
New Enterprise Fund                     Ameritrade Holding              $283,500                  Equity
--------------------------------- ------------------------------- --------------------- ----------------------------
                                    Morgan Stanley Dean Witter          $787,894                   Debt
--------------------------------- ------------------------------- --------------------- ----------------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to TIM (with respect to the Small Cap Equity Fund only), and to Turner (with respect to each other
Fund). TIM and Turner, will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling [800 number] or [standard #] or by writing to Turner Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 12, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------- ------------------------------------------- --------------------- ----------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Large Cap Growth           Charles Schwab & Co. Inc.                           244,103.0690      56.67%
Opportunities Fund                Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Carolyn Turner TR                                    62,500.0000      14.51%
                                  Robert E. Turner Jr. Trust
                                  9 Horseshoe Ln
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Robert E. Turner & Carolyn W. Turner                 40,625.0000       9.43%
                                  JTWROS
                                  9 Horseshoe Ln
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Midcap Growth Fund -       Charles Schwab & Co. Inc.                        15,879,829.6980      39.81%
Class I Shares                    Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                  9,992,083.8950      25.05%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Midcap Growth Fund -       National Financial Services Corp                     11,370.7920      45.81%
Class II Shares                   For the Exclusive Benefit of Our Customers
                                  82 Devonshire St
                                  Boston, MA 02109-3605
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Investor Services FBO                        3,138.3750      12.64%
                                  097-50000-19
                                  55 Water ST
                                  New York, NY 10041-0028
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Wexford Clearing Services Corp FBO Ronald             1,433.2870       5.77%
                                  W. Whittaker
                                  5525 Timothy NL
                                  Bath, MI 48808-9790
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Small Cap Growth Fund      Charles Schwab & Co. Inc.                         5,060,898.1310      47.50%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------

--------------------------------- ------------------------------------------- --------------------- ----------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                    801,464.6500       7.52%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Southern California Edison Stock Savings
                                  Plan by State Street Bank
                                  401(k) Plan
                                  P.O. Box 1992 Boston, MA 02105-1992
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  The Vanguard Fiduciary Trust Co                     560,454.9680       5.26%
                                  P.O Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Micro Cap Growth Fund      Charles Schwab & Co. Inc.                         3,758,842.9160      55.09%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                  1,514,638.4980      22.20%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Disciplined Large Cap      Connecticut General Life Insurance Co.           10,152,654.8300      55.07%
Growth Fund                       Attn: Hector Flores H18D
                                  280 Trumbull St
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  PFPC Wrap Services                                5,977,738.6270      32.43%
                                  FBO Neuberger Berman
                                  760 Moore Rd
                                  King of Prussia, PA 19406-1212
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  H.E.R.E. Local #54 Pension Plan                   1,070,879.4390       5.81%
                                  408 Layfette Bldg Fifth & Chestnut
                                  c/o William J. Kirkwood
                                  Philadelphia, PA 19106
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Small Cap Equity Fund      FTC & Co.                                           633,735.8490      43.71%
                                  Attn Datalynx - House Account
                                  P.O. Box 173736 Denver, CO 80217-3736
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Bank of Ireland Group US                            229,319.8150      15.82%
                                  FBO Retirement Plan
                                  75 Holly Hill Ln
                                  Greenwich, CT 06830-6098
--------------------------------- ------------------------------------------- --------------------- ----------------

--------------------------------- ------------------------------------------- --------------------- ----------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Charles Schwab & Co. Inc.                           195,872.7970      13.51%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Concentrated Growth Fund   Charles Schwab & Co. Inc.                         1,122,481.8380      14.89%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                    640,230.5990       8.49%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Security Trust Company Cust                       1,359,416.5440      18.03%
                                  FBO Sheet Metal Workers
                                  Annuity Fund of Local Union #19
                                  2390 E. Camelback Rd. Ste 240
                                  Phoenix, AZ 85016-3434
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  First Union National Bank                           904,765.6430      12.00%
                                  FBO IBEW98 PE TIP FUND
                                  A/C #1541000707
                                  1525 West WT Harris Blvd CMG-1151
                                  Charlotte, NC 28262-8522
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  Connecticut General Life Insurance Co.              679,071.9410       9.01%
                                  Attn Hector Flores H18D
                                  280 Trumbull St
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner Technology Fund            Charles Schwab & Co. Inc.                         1,424,453.0620      39.05%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                    717,321.4590      19.67%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------
Turner New                        Charles Schwab & Co. Inc.                         1,462,317.9290      46.54%
Enterprise Fund                   Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- --------------------- ----------------

--------------------------------- ------------------------------------------- --------------------- ----------------
              FUND                             NAME AND ADDRESS                 NUMBER OF SHARES     PERCENTAGE OF
                                             OF BENEFICIAL OWNER                                     FUND'S SHARES
--------------------------------- ------------------------------------------- --------------------- ----------------
                                  National Financial Services Corp                    516,964.6180      16.45%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- --------------------- ----------------

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT AUDITORS

The Trust's independent auditors, Ernst & Young LLP, audit the Trust's annual financial statements. Ernst & Young, LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, and serves as independent auditors to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's Financial Statements for the fiscal year ended September 30, 2003, including the Report of Independent Auditors, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                                   APPENDIX A

                              RATINGS DESCRIPTIONS

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by

Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

         John H. Grady, Chief Operating Officer, or
         Andrew Mark, Director of Operations
         and Technology Administration
         C/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

Recordkeeping:

         Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003